Exhibit 99.1

Sharon AI & Cisco Launch Australia’s First Cisco Secure AI Factory with NVIDIA

News summary

●	Cisco and Sharon AI launch Australia’s first Cisco Secure AI Factory with NVIDIA, providing secure, high-performance AI infrastructure with all data processing remaining in the country.

●	Powered by 1024 NVIDIA Blackwell Ultra GPUs, Cisco’s UCS servers and Nexus Hyperfabric technology, it supports Australia’s National AI Plan and accelerates enterprise AI adoption and innovation across the Asia-Pacific region.

●	This initiative positions Australia to lead in sovereign and responsible AI, empowering enterprises to develop advanced AI solutions while maintaining the highest security standards.

New York, USA, 23 February 2026 - Today, Cisco (NASDAQ: CSCO) and SharonAI Holdings Inc. (NASDAQ:SHAZ) and its subsidiaries (“Sharon AI”), a leading Australian neocloud announced the launch of Australia’s first Cisco Secure AI Factory in partnership with NVIDIA.

This initiative marks a significant leap forward in providing Australia with secure, scalable and high-performance sovereign AI capabilities with all data and AI processing kept within the country. By delivering robust national digital infrastructure and upholding data sovereignty, the Cisco Secure AI Factory powers an AI-enabled economy, supporting the development, adoption, and responsible use of AI in alignment with Australia’s new National AI Plan.

Sharon AI will offer a variety of solutions tailored to different customer needs and industries. Customers will also have access to a sandbox environment to experiment with proof-of-concepts. At the foundation of these offers is the Cisco Secure AI Factory with NVIDIA, powered by:

●	Cisco’s UCS servers, together with Cisco security and networking portfolio delivering accelerated AI capabilities, and Nexus Hyperfabric as part of the Nexus One unified management plane.

●	1024 NVIDIA Blackwell Ultra GPUs, delivering breakthrough performance and flexibility for complex AI and machine learning tasks.

●	VAST Data’s cutting-edge storage systems provide the fast, reliable, and scalable data access to support demanding AI workloads.

●	NEXTDC’s world-class Australian data centers provide resilient, sovereign hosting for all critical infrastructure.

“AI innovation is moving faster than ever, and Cisco is delivering the critical infrastructure Australia needs to move fast and adopt AI safely and securely. The Cisco Secure AI Factory enables enterprises and governments to harness their data for differentiation, unlocking innovation and competitive advantage, by strengthening sovereign capabilities and building a trustworthy AI ecosystem. This collaboration positions Australia at the forefront of secure, responsible AI,” said Stefan Leitl, Vice President & General Manager, Cisco Australia & New Zealand.

“We are excited to have partnered with Cisco and NVIDIA to accelerate enterprise AI and high-performance compute adoption throughout Asia-Pacific. This 1024 NVIDIA Blackwell Ultra deployment has been architected and deployed alongside Cisco to ensure together we can bring unprecedented value to customers. We look forward to further collaboration with the Cisco team to drive enterprise AI adoption and additional clusters in 2026 and beyond,” said James Manning, Co-Founder and CEO, Sharon AI.

“Secure, sovereign AI infrastructure is a critical resource for enterprises across the Asia-Pacific region. Sharon AI and Cisco are accelerating the next wave of innovation with NVIDIA Blackwell Ultra GPUs to provide Australia with its first Secure AI Factory with NVIDIA,” said Sudarsharn Ramachandran, Country Manager – Enterprise Australia & New Zealand, NVIDIA.

More information is available Cisco Secure AI Factory with NVIDIA.

About Cisco

Cisco (NASDAQ: CSCO) is the worldwide technology leader that is revolutionizing the way organizations connect and protect in the AI era. For more than 40 years, Cisco has securely connected the world. With its industry leading AI-powered solutions and services, Cisco enables its customers, partners and communities to unlock innovation, enhance productivity and strengthen digital resilience. Cisco remains committed to creating a more connected and inclusive future for all. Discover more on The Newsroom and follow us on X at @Cisco.

About Sharon AI

SharonAI Holdings Inc. (NASDAQ:SHAZ) and its subsidiaries (“Sharon AI”), Australia’s leading Neocloud, is a High-Performance Computing company focused on Artificial Intelligence and Cloud GPU Compute Infrastructure. Our cloud GPU platform and compute infrastructure is accelerating the build of AI factories and sovereign AI solutions, powering the next wave of accelerated computing adoption. For more information, visit www.sharonai.com.

Contacts

Sharon AI Media Enquiries:

Rosalyn Christian/Zachary Nevas

IMS Investor Relations

+1 203.972.9200

sharonai@imsinvestorrelations.com

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Forward-Looking Statements

This press release may contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are not historical facts and which are not assurances of future performance. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “strategy,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions or references to future periods. Forward-looking statements in this release include specific statements regarding the anticipated listing on the Nasdaq Capital Market and completion of the Offering. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Sharon AI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding:

●	Service and product offerings;

●	Receipt and use of proceeds;

●	Acceleration of the deployment of assets;

●	Acceleration of Sharon AI’s ability to engage with additional potential customers;

●	Expansion of Sharon AI’s data center footprint;

●	The firming of Sharon AI’s ability to formally lease additional capacity; and

●	The strengthening of Sharon AI’s partner network.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, among others, all of the risks described in the “Risk Factors” section of the Registration Statement on Form S-1 declared effective by the SEC on February 17, 2026. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

The forward-looking statements and other information contained in this news release are made as of the date hereof and Sharon AI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

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